SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event report)  October 9, 1997


                        Lundgren Bros. Construction, Inc.
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               (Exact name of registrant as specified in charter)


Minnesota                         33-58934                       41-0970679
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


935 East Wayzata Boulevard, Wayzata, Minnesota        55391
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (612) 473-1231



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(Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant.

         On October 9, 1997, the Registrant dismissed Coopers & Lybrand L.L.P. as its accountant. Coopers & Lybrand L.L.P. was the independent accountant who was engaged as principal accountant to audit the Registrant's financial statements for the Registrant's two most recent completed fiscal years. The decision to change accountants was recommended and approved by the Board of Directors of the Registrant.

         The reports of Coopers & Lybrand L.L.P. on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Registrant's financial statements for the two most recent fiscal years and through October 9, 1997, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         During the Registrant's two most recent fiscal years and through October 9, 1997 there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

         During the two most recent fiscal years, the Registrant has not consulted with another accountant regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter described above.

The Registrant has requested of, and received from, Coopers & Lybrand L.L.P. a letter, addressed to the Commission, stating whether it agrees with the above statements. A copy of that letter is filed herewith. See Exhibit Index.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        LUNDGREN BROS. CONSTRUCTION, INC.

Dated: October 15, 1997                 By: /s/Peter Pflaum
                                            -----------------------------------
                                            Peter Pflaum
                                            President

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                                  EXHIBIT INDEX



16.1 Letter from Coopers and Lybrand L.L.P. regarding change in certifying accountant.